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                                                                     EXHIBIT 3.1

                         SOLUTIONNET INTERNATIONAL, INC.

              INCORPORATED UNDER THE LAWS OF THE STATE OF MINNESOTA
         AUTHORIZED: 20,000,000 SHARES OF COMMON STOCK, $0.001 PAR VALUE


                                                        SEE REVERSE FOR
                                                       CERTAIN DEFINITIONS

                                                        CUSIP 83437Q 10 1

THIS CERTIFIES THAT



IS THE OWNER OF            SPECIMEN


    fully paid and non-assessable shares of Common Stock, $0.001 par value of

                         SOLUTIONNET INTERNATIONAL, INC.

transferable on the books of the Company by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to the provisions of the Articles of Incorporation, to all of which the holder of this Certificate by acceptance hereof assents.

     IN WITNESS WHEREOF, the Company has caused the facsimile signature of its duly authorized officer and the facsimile seal of the Company to be duly affixed hereto.

     This Certificate is not valid unless countersigned by the Transfer Agent and Registrar.

Dated:

         SPECIMEN


                                                             PRESIDENT/SECRETARY





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                         SOLUTIONNET INTERNATIONAL, INC.
                         CORPORATE STOCK TRANSFER, INC.
                      TRANSFER FEE: $15.00 PER CERTIFICATE

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      The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

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
        TEN COM   - as tenants in common             UNIF GIFT MIN ACT - . . . . . . . . . . . . . . . .  . . Custodian for . . . .

                                                                                    (Cust.)                        (Minor)
        TEN ENT   - as tenants by the entireties                       under Uniform Gifts to Minors

         JT TEN   - as joint tenants with right of                     Act of . . . . . . . . . . . . . . . . . . . .
                    survivorship and not as tenants                                    (State)
                    in common

                                        ADDITIONAL ABBREVIATIONS MAY ALSO BE USED THOUGH NOT IN THE ABOVE LIST.

  For value received . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .hereby sell, assign and transfer unto

                                                      PLEASE INSERT SOCIAL SECURITY OR OTHER
                                                          IDENTIFYING NUMBER OF ASSIGNEE







                                                Please print or type name and address of assignee

                                . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

                                . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

                                . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

                                . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Shares

                     of the Common Stock represented by the within Certificate and do hereby irrevocably constitute and appoint

                                . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

                                . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .


Attorney to transfer the said stock on the books of the within-named Corporation, with full power of substitution in the premises.

                                    Dated . . . . . . . . . . . . . . . . . . . . . . . 19. . . . . . . . . . .


                                 SIGNATURE GUARANTEED:X__________________________________________________

                                              X__________________________________________________

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    THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN
UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER. THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM.